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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): MAY 1, 2002



                             HEWLETT-PACKARD COMPANY
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             (Exact name of registrant as specified in its charter)


         DELAWARE                      001-04423                 94-1081436
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)



                3000 HANOVER STREET, PALO ALTO, CA      94304
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             (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (650) 857-1501



                                      N.A.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

         On May 1, 2002, Hewlett-Packard Company ("HP") issued a press release announcing that the proposal to approve the issuance of shares of HP common stock in connection with the merger transaction with Compaq Computer Corporation ("Compaq") had passed in accordance with New York Stock Exchange requirements. A copy of the Agreement and Plan of Reorganization, dated as of September 4, 2001, by and among HP, Heloise Merger Corporation and Compaq is attached as Exhibit 2.1 to HP's Current Report on Form 8-K filed with the SEC on September 4, 2001, and is incorporated herein by reference. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         On May 2, 2002, HP issued a press release announcing that, effective as of the start of trading on Monday, May 6, 2002, HP's trading symbol on the New York Stock Exchange and the Pacific Exchange will be changed to "HPQ". A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Exhibits.

            2.1 Agreement and Plan of Reorganization dated as of September 4, 2001, by and among Hewlett-Packard Company, Heloise Merger Corporation and Compaq Computer Corporation (previously filed with the Securities and Exchange Commission on September 4, 2001 as Exhibit 2.1 to the Current Report on Form 8-K of Hewlett-Packard Company and incorporated herein by reference).

            99.1  Press Release of Hewlett-Packard Company, issued on May 1,
                  2002.

            99.2  Press Release of Hewlett-Packard Company, issued on May 2,
                  2002.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     HEWLETT-PACKARD COMPANY



                                                     By: /s/ CHARLES N. CHARNAS
                                                         Charles N. Charnas
                                                         Assistant Secretary

Date: May 2, 2002



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                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
-----------     -----------
 2.1            Agreement and Plan of Reorganization dated as of September 4,
                2001, by and among Hewlett-Packard Company, Heloise
                Merger Corporation and Compaq Computer Corporation
                (previously filed with the Securities and Exchange
                Commission on September 4, 2001 as Exhibit 2.1 to the
                Current Report on Form 8-K of Hewlett-Packard Company and
                incorporated herein by reference).

99.1            Press Release of Hewlett-Packard Company, issued on May 1, 2002.

99.2            Press Release of Hewlett-Packard Company, issued on May 2, 2002.